Principal Variable Contracts Funds, Inc.

Supplement dated June 12, 2015
to the Statement of Additional Information dated May 1, 2015

(Not all Accounts are offered in all variable annuity and variable life contracts)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

On or about August 31, 2015, delete references to Bond & Mortgage Securities Account and replace with Core Plus Bond Account. Also, delete references to SmallCap Blend Account and replace with SmallCap Account.

PORTFOLIO MANAGER DISCLOSURE

In the section for Principal Global Investors, LLC (Fixed Income Portfolio Managers), add the following:

Information as of April 30, 2015
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Tina Paris - Bond & Mortgage Securities Account
Registered investment companies	2	$91.6 billion	0	$0
Other pooled investment vehicles	5	$2.7 billion	0	$0
Other accounts	10	$3.2 billion	0	$0

Ownership of Securities

Portfolio Manager	PVC Account Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Tina Paris	Bond & Mortgage Securities	none